Red Robin

GOURMET BURGERS AND BREWS

Denny Marie Post
Welcome

Jonathan Muhtar
Marketing & Off-Premise

Q & A and Break

Carin Stutz
Operations Update

Les L. Lehner
Development Strategy

Guy Constant
Financials

Q & A and Break

Denny Marie Post
Closing

Q & A

SAFE HARBOR STATEMENT

Forward-looking statements in this presentation regarding the Company's strategy and initiatives, marketing and media plans, off-premise opportunities and sales, operational goals and targets, development plans and markets including franchise development and impact, expected new restaurant opening trend, future performance, margin improvement including occupancy leverage, G&A leverage, EBITDA, cost of goods, and restaurant labor, capital allocation including debt / leverage ratios and share repurchases, capital expenditures and ROIIC, earnings per share growth, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "anticipate," "intend," "plan," "project" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company's business improvement initiatives; the effectiveness of marketing strategies and initiatives to achieve restaurant sales growth; the ability to increase off-premise sales; the ability to fulfill planned expansion; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from new technology systems and tools in the restaurants and other initiatives; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of the Company's business; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

Red Robin Analyst & Investor Day

WELCOME

Denny Marie Post

Chief Executive Officer


GOURMET BURGERS AND BREWS
Red Robin
GOURMET BURGERS AND BREWS




4 YEAR STRATEGIC PLAN

RED ROBIN MISSION


Build Team Member Engagement
Regain Operational Edge
Become Guest Go-To For Great Burgers
Deliver Great Shareholder Value
Our Vision
To make everyone better for being here
Our Mission
To create craveable burgers, welcoming experiences, and genuine connections


GOURMET BURGERS AND BREWS
Red Robin

[redacted]

Red Robin Analyst & Investor Day

MARKETING & OFF-PREMISE

Jonathan Muhtar
Senior Vice President,
Chief Marketing Officer

1

Red Robin
GOURMET BURGERS AND BREWS

DIFFERENTIATED BRAND

WHAT WE WILL LEVERAGE

2

FOCUS ON THE GUEST

HOSPITALITY, VALUE, & AWARENESS

3

OFF-PREMISE GROWTH

WHEN, WHERE, & HOW THEY WANT RED ROBIN

A POWERFUL DIFFERENTIATOR

RED ROBIN	CASUAL DINING
Guttural craving	Consensus rules
Immersive, bonding experiences	Fragmented menu, independent eating
Real, raw moments	Passively pleasant & generic

7/10 AGREE

Casual dining = convenient, but generic

KBS QUANTITATIVE

"Other restaurants have random stuff, and they don't have a thing they do well."

GUEST DISCOVERY PROCESS

7X

Brands with a clear, strong brand identity outgrow the competition

MARKETING MAGAZINE

NOTHING IS AS BELOVED AS THE HAMBURGER

"The hamburger has a special semiotic power...
At the end of the day, nothing says American like a hamburger."
— Josh Ozersky, The Hamburger

9/10
Had a burger in the last 3 months

Burgers = Guiltless

#1
Most popular menu item

External research provided by Kirshenbaum, Bond & Senecal

[redacted]

WHO IS OUR GUEST?

AND WHAT ARE THEY LIKE?

Male and Female

Skew
- Families
- Older Millennials
- Hispanics

Lifestyle
- Connected
- Cost-conscious
- Entertainment lovers

Red Robin Heavy Users Study

WHAT OUR GUESTS VALUE

Quality & Craveability	Attentive Service	Value for the Money
• Food quality • Innovation • Abundance	• Hospitality • Appropriate speed for occasion • Spirit of generosity	• Portion size for price paid • Abundance • Royalty incentives

WAKE UP CALL

RRGB TRAFFIC vs. CASUAL DINING


3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Source: Black Box Intelligence

WHAT OUR GUESTS TOLD US

FOUR KEY DRIVERS IN GUEST VISITATION



GUEST
EXPERIENCE



VALUE



TOP OF MIND AWARENESS



OFF-PREMISE ACCESS

GUEST EXPERIENCE

ONGOING MENU AND MARKETING CONTRIBUTIONS TO IMPROVE SERVICE

- Reduce number of promotional windows
- Simplify recipes and procedures
- Remove slow moving menu items
- Minimize single use SKUs and prep steps

CASUAL DINING PPA AND TRAFFIC TRENDS


$18.80
$18.60
$18.40
$18.20
$18.00
$17.80
$17.60
$17.40
$17.20
$17.00
$16.80
$16.60
PPA/PTA
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
Traffic
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
PPA/PTA
Traffic

Source: Black Box Intelligence

VALUE : PAST

Innovation focused on Finest



MadLove Finest Burger



Billion Dollar Baby Finest Burger

VALUE : PIVOT

Launched first new tavern items in Q3 of 2016



Buzz Mac 'N' Cheese Tavern Double



Four Cheese Melt



Pub Mac 'N' Cheese

VALUE : PRESENT

TAVERN



Smoky Jack Tavern Double



Sir Acha Tavern Double

GOURMET



BBQ Boss Hog Burger



Wedgie Burger

VALUE : BOTTOMLESS EQUITY

Reinforcing Bottomless across all channels


BOTTOMLESS
The Yummm never ends


WITH BOTTOMLESS FRIES, OF COURSE


LET'S FRY AND FRY AGAIN


I BELIEVE I CAN FRY

VALUE : RED ROBIN ROYALTY

6,633,082+ Current Royalty Members

Royalty Program Objective: Drive profitable sales and traffic through the analysis and reward of Guest behavior.

Royalty members visited 3.7 times more on average in 2016

Creates a 1-to-1 relationship.

- FREE BIRTHDAY BURGER
- EVERY 10TH ITEM FREE
- $20 TOWARDS YOUR 6TH VISIT
- SPECIAL MILITARY OFFERS
- EXCLUSIVE SURPRISES

VALUE : RED ROBIN ROYALTY

THREE MAIN MESSAGING OBJECTIVES:

1. Surprise & Delight Offers
2. New Product Introductions
3. Support Key Growth Channels


GET 15% OFF*
EVERY DELICIOUS DAY
1/5–1/15
LET'S BUR GER
STOP IN BETWEEN 1/5 AND 1/15 TO GET 15% OFF* YOUR CHECK EVERY TIME YOU COME IN AND DINE!


NOW IT'S EASY TO TAKE RED ROBIN ANYWHERE.
TRY YUMMM 2 GO TODAY!
ORDER ONLINE


LET'S BURGER
SPRING IN FOR SOME SEASONAL YUMMM.
TRY THESE NEW & LIMITED-TIME-ONLY FAVES
CITRUS HARISSA SALMON
CLICK HERE TO DIVE IN!
SEAR-IOUS SALMON


DRUMROLL...
THE SIR ACHA TAVERN DOUBLE™ IS HERE!
NEW! JUST $6.99*
CLICK HERE FOR MORE 6.99 VALUE
BOTTOMLESS STEAK FRIES
SIR ACHA TAVERN DOUBLE
YUMMM 2 GO
ORDER NOW


BURGER, FLICKS & CHILL
FREE MOVIE RENTAL
WITH AN ONLINE ORDER OF $10 OR MORE USING YUMMM 2 GO
5/4 - 5/14
ORDER NOW

FANDANGONOW

TOP OF MIND AWARENESS



RIGHT MESSAGE



SMART MEDIA



SOCIAL ENGAGEMENT

LET'S BURGER

"OUR RALLY CRY."

IT GIVES PEOPLE THE PERMISSION TO LET GO, LEAN IN, AND ENJOY THE RED ROBIN EXPERIENCE IN ALL ITS GLORY.

FOCUSED MESSAGING



Red Robin
LET'S
BUR
GER
Today 2:35 pm
What's up tonight?
I'm down to hang out...
Delivered
at Red Robin!!!!!
Send
BURGER LIKE
NOBODY'S
WATCHING
Red Robin

SYNCHRONIZED NATIONAL MEDIA


RedRobin ROYALTY
EMAIL & ROYALTY
TV
REDROBIN.COM
Red Robin
GOURMET BURGERS AND BREWS
LET'S BURGER
PAID SOCIAL
DISPLAY ADS
SOCIAL CONTENT &
COMMUNITY MANAGEMENT
YouTube
SEARCH

MEDIA

NATIONAL ENHANCEMENTS

Building Reach & Efficiency with an Adult Target

Tightening the Network Set

Seeking Opportunistic High Profile Programming

Contemporizing the Media Mix

LOCAL MEDIA UPSIDE

Target spend to markets with potential greatest impact (% sales and ROAI)

Drive higher sales, for more weeks, with local TV and radio supplementing national

Reach Hispanic consumers in key local markets

SOCIAL MEDIA ENGAGEMENT


Alyssa
@alyssaherrera33
Follow
My sister has been in this world for 18 yrs and today is the first time she has been offered a menu at a restaurant
RETWEETS 103,839
LIKES 384,961
10:32 AM - 27 Mar 2017
624
104K
385K


Brittani Michelle Howard ▸ Red Robin Gourmet Burgers
17 hrs
Today my boyfriend, 13 mo twins, and I had mother days dinner at your location in Shenandoah on 45. Our sweet waitress Kendra, sat down and helped feed my 13 month old twins so I could eat my dinner. It was the sweetest, nicest thing I've ever witnessed!
Thank you, Kendra for being so sweet and allowing me to eat before my food got cold lol!
25
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RRGB TRAFFIC VS. CASUAL DINING


2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
-1.5%
-0.9%
-0.6%
1.2%
2.2%
1.2%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17

Source: Black Box Intelligence


YUMMM 2 GO
PICKUP
NEXT TIME, ORDER ONLINE
Red Robin

TAKING YUMMM OFF-PREMISE

THE PROMISE OF OFF-PREMISE

OFF-PREMISE IS ONLY GROWTH AREA IN CDR

Includes To-go, Delivery, & Catering

CONSUMERS EXPECT TO GET THEIR FOOD WHEN, WHERE AND HOW THEY WANT IT

Restaurants must learn from retail

KEYS TO WINNING

Seamless accessibility

Order accuracy

Quality

Temperature of food

OFF-PREMISE OPPORTUNITY

Half of consumers claim that having burgers as conveniently available as pizza would increase frequency

Delivery, having food available for carry-out, and availability of catering/large group orders were cited as motivators of increased frequency

Room to grow — we are at about half of the industry average

Source: YouGov 2017 and NRN

OFF-PREMISE OPPORTUNITY
RED ROBIN ROLLOUT STATUS

CARRY-OUT

ONLINE ORDERING	100%
CURBSIDE PICKUP	10%
CALL CENTER	20%
MARKETING SUPPORT	10%
LARGE PARTY	10%

DELIVERY

3RD PARTY DELIVERY	30%
SELF-DELIVERY	0%

CATERING

CATERING	0%

OFF-PREMISE THE RED ROBIN WAY


Red Robin
GOURMET BURGERS AND BREWS
HOME
VIEW MENU
CREATE ACCOUNT
LOGIN
RED ROBIN ARAPAHOE
FAVORITES
GROUP ORDER
ORDER CONTENTS
SUB TOTAL
TAX
TOTAL
DON'T MISS OUT ON YOUR REWARDS!
CREATE ACCOUNT
ROYALTY
Appetizers
Finest Gourmet Burgers
Gourmet Burgers
Red's Tavern Menu
APPETIZERS


Red Robin
GOURMET BURGERS AND BREWS
HOME
VIEW MENU
CREATE ACCOUNT
LOGIN
YOU. US.
BURGERS.
NOW.
ORDER ONLINE.
Enter your address or zip to get started.
Street address or zip code
GO


2GO
YUMMM
2GO
PICKUP


YUMMM
2 GO
ORDER.REDROBIN.COM


Red Robin
HOTBOX
Proprietary Burger Protection


RECRISP!
Fries so good they're tasty twice.
5 minutes at 425°F on a baking sheet.


YUMMM
2 GO



CARRY-OUT: GUEST RESPONSE

FOLLOWING THE ENHANCEMENTS IN OUR TEST LOCATIONS

78% of Red Robin Guests said their To-Go experience was "Very Good" or "Excellent"

90% said they "Probably" or "Definitely Would" use Red Robin again for To-Go in the future

72% rated Red Robin's To-Go as better or the same as competitors



Source: Red Robin On Demand study

COMING THIS SUMMER: MARKETING SUPPORT


Red Robin
GOURMET BURGERS AND BREWS
ROYAL RED ROBIN BURGER
20% OFF
YOUR ENTIRE ORDER
GET IT TO-GO AT REDROBIN.COM
USE PROMO CODE: YUMMM20
20% off your purchase with no minimum spend required. Excludes alcohol, gift cards and merchandise. One-time use only. No cash value. Excludes tax and gratuity. Dine in, to-go or online ordering. Limit one offer per order and cannot be combined with any other offer. Photocopied, internet printed, altered or purchased offers are not valid. Valid only at participating Red Robin restaurants. Expires 6/18/17.


Red Robin
GOURMET BURGERS AND BREWS
GET IT TO-GO
REDROBIN.COM


AT&T LTE
10:35 AM
66%
Red Robin Gourmet Burgers
Red Robin Gourmet Burgers
Yesterday at 1:00 PM
Easy ordering. Curbside Pick-up. Yummm2Go makes it easy to bring Red Robin anywhere.
NOW IT'S EASY TO TAKE RED ROBIN ANYWHERE.
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INTRODUCING RED ROBIN'S
GOURMET BURGER BAR
GOURMET BURGER BAR
Red Robin
GOURMET BURGERS AND BREWS
TO-GO & CATERING MENU
YUMMM FOR EVERY OCCASION
YUMMM 2 GO
Order Online at RedRobin.com

COMING THIS SUMMER: LARGE PARTY CARRY-OUT


Red Robin
GOURMET BURGER BAR
Red Robin
GOURMET BURGERS and BREWS
GOURMET BURGER BAR
ANYTHING BETWEEN TWO BUNS, TOPPED TO YOUR PERFECTION.
Red Robin


GOURMET BURGER BAR


Red Robin
GOURMET BURGER BAR
YUMMM 2 GO



Red Robin
GOURMET BURGERS AND BREWS

DIFFERENTIATED
BRAND

FOCUS ON THE
GUEST

OFF-PREMISE
GROWTH

Red Robin Analyst & Investor Day

Q&A


Q
A

Red Robin
GOURMET BURGERS AND BREWS

COMING UP

Break

Carin Stutz
Operations Update

Les L. Lehner
Development Strategy

Guy Constant
Financials

Q & A and Break

Denny Marie Post
Closing

Q & A

Red Robin Analyst & Investor Day

BREAK TIME

15 minutes

[redacted]

Red Robin Analyst & Investor Day

OPERATIONS UPDATE

Carin Stutz

Executive Vice President, Chief Operating Officer

4 YEAR STRATEGIC PLAN

ALIGNING OPERATIONS TO OUR STRATEGY


Build Team Member Engagement
Regain Operational Edge
Become Guest Go-To For Great Burgers
Deliver Great Shareholder Value
Our Vision
To make everyone better for being here
Our Mission
To create craveable burgers, welcoming experiences, and genuine connections

B.U.R.G.E.R.

EVALUATING OUR BUSINESS

FIVE KEY VALUES

Leadership Do we have the right team and talent?

Performance How can we quickly get momentum?

Strategy Move dependency from NROs to 4-wall growth

Relationships Re-engaging with our franchisees

Operations Raise the bar

OUR APPROACH

A SUSTAINABLE MODEL

Cut costs the right way

Engage team members in problem-solving

Develop financial acumen

Inform operators of the "why" behind change

Provide clarity of goals and standards

\+ Generate an "excellence" mindset

Improved Returns | Sustainable Model | Long Term Shareholder Value

LONG TERM SHAREHOLDER VALUE

OPERATIONAL FOUNDATION


Foundation
Innovation
Disruption
Off-Premise
Returns
Time

A strong operational foundation will support innovative and disruptive opportunities in the future, leading to long term value.

AN EXISTING FOUNDATION

ENHANCING EXISTING ATTRIBUTES

- BFBH culture – an important legacy, we have a responsibility to not break it, but enhance it
  - School of Leadership
  - Hay Climate Feedback
- An engaged team that believes in the brand
- Enviable position in CDR – niche player
- Community involvement
- BURGER values

STRENGTHENING OUR FOUNDATION

YEAR IN REVIEW

- Hiring and retaining our best people
  - Performance driven culture; Engagement on the rise
  - Made key people decisions to elevate results
- Educating the RVP team on higher level financials
- Focused approach on key initiatives
  - Momentum in all areas of focus (Sales, Staffing and Labor)
    - Added COGs, Cash and R&M
  - Scorecard revamped with appropriate weighting
  - Bonus makeover 70% profits and 30% sales
- Setting the tone for excellence in operations
  - Food culture re-ignited; Speed to table - maximizing ROI of KDS
  - NPS – guest scores reach new highs
- Building credibility in our systems, reporting, and P&Ls
  - Simplified reporting designed for action
  - Accuracy and stability

LONG TERM SHAREHOLDER VALUE

OPERATIONAL FOUNDATION


Foundation
Innovation
Disruption
Off-Premise
Returns
Time

A strong operational foundation will support innovative and disruptive opportunities in the future, leading to long term value.

SEEDING THE INNOVATION

FUTURE OPPORTUNITY

- Off-Premise/To-Go/Catering/Delivery
- FOH Service Models – 6 in test
- New equipment for quality, speed, labor and cost improvements
- Payment options – frictionless guest experience
- Manager scheduling models – compliance to/changing pars
- Menu/prep simplification

LONG TERM SHAREHOLDER VALUE

OPERATIONAL FOUNDATION


Foundation
Innovation
Disruption
Off-Premise
Returns
Time

A strong operational foundation will support innovative and disruptive opportunities in the future, leading to long term value.

PREPARING FOR DISRUPTION

THE FUTURE OF CDR IS UNKNOWN

Perhaps...

- Flexible Service Model – customizing the guest experience
- Technology plays a bigger role
- Frictionless
- What is the future role of full service?
- Future of aggregators
- How big is Off-Premise?

REGAINING OUR OPERATIONAL EDGE

REGAINING OPERATIONAL EDGE

OPPORTUNITY FOR IMPROVEMENT

Focus: RVPs and RODs spending more time in restaurants, moving from Administrators to Multi-Unit Leaders.

- Scaled back in-person meetings from 11 per year to 3, while providing resources for web hosted or Burginar meetings
- Building library of Red Talks to help Operators
- Stairway to Excellence visits: root causing exercises, includes celebrating wins + planning next quarter
- Exception reporting; Helping RODs move from analysis to action
  - Labor: OT reporting, forecast and scheduling exceptions
  - COGs: Weekly A vs T reporting, focus item reporting
  - Cash handling exception reporting

REGAINING OPERATIONAL EDGE

OPPORTUNITY FOR IMPROVEMENT

- Reengaging Franchise community
  - Franchise advisory board
  - Operations committee - Sharing best practices for common issues
- Presidents Club GMs/ROD Council
  - Early feedback on initiatives from the best of the best
  - Work groups to influence peers - For operators by operators
- Innovation
  - Service model tests in 6 Divisions

GUEST VOICE – RRGB USA

9/7/15 – 4/30/17


75
70
65
60
55
50
45
40
NPS
54
Dec 28 – Jan 3, 2016
63
Dec 26 – Jan 1, 2017
71
Apr 24 – Apr 30, 2017

GUEST VOICE – RRGB USA

9/7/15 – 4/30/17



20
15
10
5
0
Detractors
Dec 28 – Jan 3, 2016
11.5%
Dec 26 – Jan 1, 2017
9%
Apr 24 – Apr 30, 2017
6.6%

NPS BY RVP

2016 - 2017


75
74
73
72
71
70
69
68
67
66
65
64
63
62
61
60
59
58
57
56
Period 1, 2016
Period 2, 2016
Period 3, 2016
Period 4, 2016
Period 5, 2016
Period 6, 2016
Period 7, 2016
Period 8, 2016
Period 9, 2016
Period 10, 2016
Period 11, 2016
Period 12, 2016
Period 13, 2016
Period 1, 2017
Period 2, 2017
Period 3, 2017
Period 4, 2017

NPS

PRE AND POST KDS

KDS / Dine Time:

- Service Time and Food Quality are both measured on guest survey
- KDS is having positive impact on restaurant operations

Service Time			Food Quality		
12/28/2015 - 8/28/2016	10/2/2016 - 4/16/2017		12/28/2015 - 8/28/2016	10/2/2016 - 4/16/2017	
Pre KDS Score	Post KDS Score	Var	Pre KDS Score	Post KDS Score	Var
71.6%	75.7%	4.1%	67.7%	71.0%	3.3%

FOOD SAFETY TREND

AUDIT SCORES


96.5
96
95.5
95
94.5
94
93.5
94.5
94.4
94.6
94.6
94.7
94.55
94.5
94.9
94.8
94.9
95.5
95.94
Round 1, 14
Round 2, 14
Round 3, 14
Q1, 15
Q2, 15
Q3, 15
Q4, 15
Q1, 16
Q2, 16
Q3, 16
Q4, 16
Q1, 17

WHAT'S NOT WORKING

OPPORTUNITY FOR IMPROVEMENT

- Labor pressure
  - Staffing levels at 95% - not enough to minimize overtime
  - Wage pressures; minimum wage increases in 21 states
  - Heavy competition for HOH TMs
  - Service and labor model tests only support FOH
- Restaurant Manager role continues to grow more complex
  - Running a time / motion study on Managers; Looking to reduce administration
  - New bonus program eliminates normalizing the P&L

BUILDING TEAM MEMBER ENGAGEMENT

MEASURING ENGAGEMENT

TOOLS AND DEVELOPMENT

- New measurement tools
- New development tools

Without the engagement of Operators, even the best ideas won't be sustainable.

TEAM MEMBER VOICE
HISTORICAL RESULTS


Operations
80
60
40
20
0
33.3
46.7
44.8
45
48.7
55.1
62
2012
2013
2014
Jun-15
Dec-15
Jun-16
Dec-16

THE GO-TO FOR GREAT BURGERS

BECOMING THE "GO-TO"

CONSISTENT EXECUTION

To become the go-to destination for high quality hamburgers, Red Robin must consistently and strategically execute on:

1. Quality
2. Guest Experience
   - Speed
   - Attentiveness
3. Bottomless

REWARD & PENALTY

DRIVERS IMPACTING OVERALL NPS


Service Time
Taste of Food
Restaurant Cleanliness
-0.30
-0.20
-0.10
0.00
0.10
0.20
0.30

DELIVERING GREAT SHAREHOLDER VALUE

FOOD AND BEVERAGE COSTS

WASTE CONSIDERATION

Improvement in waste (AvT) seen since yield change to food and beverage items in Q3 2016.


COGS Variance %
Comp Locatoins
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
PD 01
PD 02
PD 03
PD 04
PD 05
PD 06
PD 07
PD 08
PD 09
PD 10
PD 11
PD 12
PD 13
PD 01
PD 02
PD 03
PD 04

- Refocused effort on AvT with new automated COGS report to the field
- Food waste has normalized to pre-yield change levels

INDUSTRY TURNOVER

MANAGER VS HOURLY

- In this tight labor market, attracting and retaining talent is more important than ever.
- While Casual Dining turnover is on the rise, Red Robin has managed to reduce turnover.


Manager Turnover
50%
40%
30%
20%
10%
0%
26%
39%
RRGB
Casual Dining


Hourly Turnover
140%
120%
100%
80%
60%
40%
20%
0%
96%
119%
RRGB
Casual Dining

As of 1Q17, Red Robin GM turnover is down to 19%, lowest levels since 2011.

Source: People Report

EVALUATING OUR BUSINESS

FIVE KEY VALUES

Leadership Do we have the right team and talent?

Performance How can we quickly get momentum?

Strategy More dependency from NROs to 4-wall growth

Relationships Re-engaging with our franchisees

Operations Raise the bar

[redacted]

Red Robin Analyst & Investor Day

DEVELOPMENT STRATEGY

Les L. Lehner
Senior Vice President,
Chief Development Officer

PORTFOLIO CONCENTRATION

2016 YEAR END – 549 OPERATING RESTAURANTS

~1/3

of our portfolio resides in 5 states on the West Coast.


AK
3
Canada 18
40
15
4
8
2
1
5
11
20
17
2
NH
3
MA
5
3
RI
1
CT
2
3
NJ
11
1
DE
3
MD
14
71
6
1
6
21
4
5
25
12
16
2
21
11
5
7
2
19
4
16
10
16
2
2
5
2
4
6
4
17
9
3
23

- 445 - RRGB
- 86 - Franchise
- 18 - Canada

PORTFOLIO MAKEUP

2016 YEAR END

463 Total Corporate Restaurants


80
Inline Mall
39
Other
344
Free Standing

Preferred Build Requirements:

- Free Standing
- Self Parked
- High Traffic
- Retail Gravity
- High Visibility
- To-Go Access

Preferred Major Co-Tenancy:

- Costco
- Lowes
- Target
- Grocery (Whole Foods, Wegmans, Trader Joes)

THE OBSTACLE OF MALLS

EXISTING – 17% OF TOTAL

Mall Red Robin Locations:		Non-Mall Red Robin Locations:
2016 Average Sales = $2,826,647	VS.	2016 Average Sales = $2,998,430
2016 Average RLOP = 14.6%		2016 Average RLOP = 21.2%


STORE CLOSING
JCPenney


SEARS
STORE
CLOSING
SEARS


STORE CLOSING

Mall locations have been experiencing higher occupancy costs, increasingly unpredictable seasonality, an overall drop in traffic and frequency, and they lack the flexibility for "Off-Premise" programs.

THE OBSTACLE OF MALLS

PROJECTED REDUCTION


RED ROBIN
GOURMET BURGERS


RED ROBIN
AMERICA'S GOURMET BURGERS & SPIRITS

Changing Direction:

PRE - 2015
Active mall development

2015
Mall development halted

2017
No new mall development;
No more long term lease renewals;
Analyze mall sites individually and develop strategy to exit or improve profitability in existing locations

OPPORTUNITY OF WHITE SPACE

QUALITY RETURNS, ENORMOUS OPPORTUNITY

45%

of our total revenue comes from 5 states on the West Coast.


Remaining
white space

Based on current data analytics, **400- 500 restaurants** could be added.

RECENT NRO PERFORMANCE

IMPROVEMENTS IN PROCESS



Returns
Critical
Decision
Point
Expected
NRO Trend
2014
NRO Trend
Year 0
Year 1
Year 2
Year 3

$300,000 in cost reductions have occurred since 2016.

During 2016, Red Robin recognized a drop in returns, and NRO growth was immediately reduced.

Learnings for future success:

- Brand awareness
- Location type
- Ops efficiency
- Seasoned markets

Red Robin will achieve desired returns to continue NRO program.
2015 & 2016 classes are showing material improvement.

STRATEGY FOR DEVELOPMENT

LEVERAGING MARKET CONDITIONS

Since 2015, Red Robin has become more market focused in the development of new restaurants.


20
16
24
18
35
16
9
35
12
6
2015
2016
2017
2018
Previous Trajectory
Corporate Growth
# of US States

By focusing in specific markets, many benefits / improvements can be realized:

- Distribution Efficiency
- Above 4 Wall Overhead
- Development Cost
- Construction / Shipping Cost
- Leverage Local Marketing Campaigns

STRATEGY FOR DEVELOPMENT

SETTING THE RIGHT PATH

1. We compiled data on all major markets in the US, regardless of geographic location.

2. We analyzed the data using critical categories of comparison:

- DMA/MSA Density
- State Population
- CDR Penetration Level
- White Space Runway
- Restaurant Sales Volumes
- Average Occupancy
- Operational Profitability
- Existing Tip Credit
- Pending Wage Regulation
- 3 Year Construction Means Index
- Distribution Benefit
- Availability of Real Estate

STRATEGY FOR DEVELOPMENT

PRIORITIZING DEVELOPMENT PATHS


Markets
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
P
Corporate In-Fill
Corporate Focus
Secondary
Franchise

4 Market Types:

- In-Fill – Heavily penetrated / high profitability / efficient operation
- Focus – Partial penetration / low build cost / high profitability
- Secondary – Low penetration / medium build cost / not as efficient
- Franchise – Mixed franchise presence / low or no corp. / Opportunity for development / Opportunity to reach efficient saturation levels

STRATEGY FOR DEVELOPMENT

CORPORATE AND FRANCHISE OPPORTUNITY

Corporate Development:

- Focus on In-Fill and Focus Markets
- Maximize operational efficiency
- Improve brand awareness
- Leverage local marketing
- Decrease capital costs
- 200+ available trade areas

Franchise Development:

- Focus on Franchise Markets
- Up to 100 locations are available for seeding key franchise relationships
- Strategically select business partners to assure success
- Some markets are highly profitable
- 200+ available trade areas

CORPORATE DEVELOPMENT

RETURNS & ROI IMPROVEMENT

5 critical assumptions must be realized for continued growth:

1. Upside through Off-Premise programs
2. Continued Capital investment reduction
3. Marketing improvements
4. Operational improvements
5. Evolve to meet guest needs

Financial returns will dictate process and pace!

FRANCHISE DEVELOPMENT

POTENTIAL OF AREA DEVELOPMENT AGREEMENTS

Under current corporate growth strategy, it would take > a decade for select markets to fully develop.

↓

So, existing franchise groups have already begun pursuing new Area Development Agreements (ADA).

Area Development Agreements

- 3 ADA's executed in 1st Quarter
- 2 additional ADA's "in process" of negotiation
- Up to 100 existing corporate locations in markets designated for franchise development
- Marketing of Trade Areas to begin in 2018

HYPOTHETICAL IMPACT

IMPACT ON RED ROBIN & SHAREHOLDERS

Transactional Good Guys?

- Gain Royalties
- Gain Marketing Contribution
- Additional G&A Savings
- Gain Proceeds

Transactional Bad Guys?

- Lost Revenue
- Lost EBITDA
- Additional Franchise Expense

Big Picture:

$200M
Revenue Loss

~$10M
EBITDA Loss

$90-120M
Proceeds

[redacted]

Red Robin Analyst & Investor Day

FINANCIALS

Guy Constant

Executive Vice President,
Chief Financial Officer

HOW WE GOT HERE

ELEVATED CAPITAL SPEND

Tired Restaurant Experience

Aging restaurants and deferred maintenance resulted in higher than expected BTI capital investments ultimately lowering returns.

$180mm

Growth Myopia

Over the past four years, Red Robin has opened 96 new restaurants and has acquired 50 franchise locations.

$330mm

Lagging Technology

Product innovation, home office systems, and kitchen complexity demanded a necessary investment in technology (Workday, iCube, Fusion, KDS, Dine-Time, Ziosk).

$60mm

HOW WE GOT HERE

ALL THE WHILE...


Comp Sales
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
4.0%
3.1%
2.1%
-3.2%
2013
2014
2015
2016


RLOP
23.0%
22.0%
21.0%
20.0%
19.0%
21.7%
21.4%
22.3%
20.4%
2013
2014
2015
2016


ROIIC
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
5.9%
12.9%
15.2%
-3.2%
2013
2014
2015
2016

Note: 2015 favorability driven by lower beef prices.

Topline Sales Declined

Red Robin and industry-wide comp sales have declined in recent years.

Margins Compressed

Deleverage from declining comp sales combined with labor inflation and rising maintenance costs resulted in margin erosion.

Returns Suffered

Returns on BTI, NROs, and acquisitions declined in a rising cost, challenging top line, and margin-compression environment.

REFLECTED IN THE VALUATION

2013 - 2016

As many maturing stocks are, RRGB share price has been highly correlated to ROIIC.



ROIIC v Share Price v Cap Ex
Share Price
ROIIC
Cap Ex
79mm
108mm
166mm
189mm
$100
$90
$80
$70
$60
$50
$40
$30
20%
15%
10%
5%
0%
-5%
2013
2014
2015
2016

It was time for a strategic pivot with a focus on value creation.

A COMPELLING INVESTMENT

OPPORTUNITIES TO CREATE VALUE

Post Q416 earnings release, Red Robin was trading at a discount to its peers:

- EV/EBITDA < **7x**

Foundational investments in **Facilities, Process, Technology, and People**

New management in place with relevant experience and vision to drive value

To earn higher multiple, we must focus on: **Reliability and Predictability**

A STRONG FOUNDATION HAS BEEN SET

A COMPELLING INVESTMENT

By setting up the business to deliver expanded free cash flow, we will be able to further reduce debt ('17-'18), restart share repurchases ('18-'21), and drive value.

Q315

Ziosk improved guest experience and enable real-time feedback

Q316

KDS investment improved speed of service, food waste, order accuracy and NPS scores

Q416

Remodel of restaurants investment completed

Core Market Analysis set in motion

Capabilities + technology testing and development to grow Off-Premise business

Slowed unit-growth to re-focus investments on high-return projects

Q117

Labor model refinements in-test to position us to address margin impact

Material pay-down of revolver, driven by lower Cap Ex, reversed rising debt levels

Comp sales trajectory improved

Media model pivot to incremental local marketing

Menu Simplification 1.0 rolled out

CORE TACTICS TO BE DEPLOYED

FOUR CORE FUNCTIONS

1 **Marketing** Lean into value, and increase focus on core markets and exploit Off-Premise opportunity

2 **Operations** Regain operational edge through focus on speed of service, simplification, and improved guest experience; Improve 4-wall economics

3 **Development** Slow unit growth, improve new unit ROI, and implement company/franchise market-development strategy

4 **Finance** Create shareholder value through returns-based, disciplined capital allocation and targeted cost-saving opportunities

ASSUMPTIONS

THE MODEL

Included in the Model:

- Continued focus on Every Day Value
- Growing the business through Off-Premise
- Accelerating organic franchise growth
- EBITDA margin improvement, focusing on both restaurant and corporate-level costs
- Slowing traditional unit growth, governed by ROIC
- Share repurchases, which RRGB has historically pursued

Not Included in the Model:

- Disruptive labor models
- Implications of new franchise development strategy
- Non-traditional prototypes
- Dividends

REVENUE GROWTH

OFF-PREMISE AS IT RELATES TO SALES

Annual revenues projected to grow by **2 – 4%** through 2021.

Comp sales projected to grow by **1 – 2%** per year.

Net new corporate unit growth of **~1%** per year.



16%
14%
12%
10%
8%
6%
4%
2%
0%
5%
14%
2016
2017
2018
2019
2020

Off-Premise to grow to **14%** of revenues by 2020.

MARGIN IMPROVEMENT

OPPORTUNITY FOR 200-300 BPS

Occupancy Leverage

Higher AUVs and deeper market penetration

G & A Leverage

Shifting from unit growth model to returns-focused model keeps G&A growing slower than revenue

EBITDA

Projecting EBITDA improvement of 50 -75 bps (3-5%) annually

Cost of Goods

KDS, menu simplification, and kitchen investments offset a low commodity inflation environment

Restaurant Labor

Labor model changes overcome wage inflation and drive some margin improvement

MARGIN IMPROVEMENT

EBITDA MARGIN GROWTH 2017-2021

Cumulative Margin Expansion (2017 - 2021) by Category


Other
Operating
25 – 75 bps
Labor
75 – 100 bps
Occupancy &
Leverage
50 – 75 bps
G&A
50 – 75 bps
Labor
G&A
Occupancy & Leverage
Other Operating

A keen focus on the middle of the P&L, combined with leveraging higher AUVs, will drive meaningful margin expansion over the next five years.

CAPITAL ALLOCATION

CAPITAL INVESTMENT

- Expect to build **16 new units** in 2017.
- Unit returns have deteriorated, but are improving.
- Focus on improving 4 wall economics and reducing required investment.
- Plan assumes **8-12 new units** and **5 closings** per year.
- Growth will be determined by returns.
- Smoothing of IT and remodel investments (smaller; continual).
- Cap Ex ranges from **$60 – 80 million** from 2018 – 2021.

CAPITAL ALLOCATION

DEBT / LEVERAGE

- Debt and Leverage Ratio at Q4 2016 was $335m and 4.35x


5.00
4.00
3.00
2.00
1.00
0.00
4.4x
3.9x
3.5x
3.1x
3.0x
3.0x
2016
2017
2018
2019
2020
2021

Lease Adjusted Leverage Ratio

- Temporary covenant relief obtained in Q1 to protect against downside scenario.
- Focus will be to pay down debt (3.0x LALR).
    - Equates to 0.8x debt to EBITDA
    - Expect to reach target range by 2019-2020
    - Will blend share repurchases and debt repayment beginning in 2018

CAPITAL ALLOCATION

SHARE REPURCHASES

As an attractive way to improve shareholder returns, **share repurchases** have historically been actively pursued by RRGB.


Historical Share Repurchases ($ millions)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2012
2013
2014
2015
2016

CAPITAL ALLOCATION

SHARE REPURCHASES

Anticipate resuming share repurchases in 2018 and accelerating through 2021 as free cash flow increases (estimate repurchasing ~4 - 6% of float on average during those years).


Projected Stock Buyback
$160
$140
$120
$100
$80
$60
$40
$20
$0
$5-15mm
$25-35mm
$65-75mm
$145-155mm
2017
2018
2019
2020
2021

IN SUMMARY

ROIIC VS CAP EX

With renewed focus on innovative business drivers, margin expansion, capital structure, and capital allocation, RRGB expects to deliver:

- ~$200mm in EBITDA by 2021
- Average annual FCF of $100 – 120mm from 2018 to 2021


ROIIC vs. Cap Ex
$200
$150
$100
$50
$0
30%
25%
20%
15%
10%
5%
0%
-5%
2013A
2014A
2015A
2016A
2017E
2018E
2019E
2020E
2021E
Cap Ex
ROIIC

Driven by EBITDA growth and moderated Cap Ex, ROIIC levels will average ~20% from 2018 to 2021.

IN SUMMARY

EPS GROWTH


+10 – 15%
Total Annual Impact to EPS
EPS Growth
2x
2016 EPS
4%-6%
3%-5%
2%-4%
SRP
Margin
Revenue
2016
2017
2021
Growth Drivers

Red Robin Analyst & Investor Day

Q&A


Q
A

Red Robin
GOURMET BURGERS AND BREWS

COMING UP

Break

Denny Marie Post
Closing

Q & A

Red Robin Analyst & Investor Day

BREAK TIME

15 minutes

[redacted]

Red Robin Analyst & Investor Day

GOING FORWARD

Denny Marie Post

Chief Executive Officer

TO SUMMARIZE....

- Topline drivers in place to outpace CDR
- Off-Premise upside considerable
- Operations regaining our historical edge
- Margin upside identified and in-test
- Refocusing on selective growth in core markets
- Reigniting franchise development

....we can optimize existing model.

CASUAL DINING PPA AND TRAFFIC TRENDS


$18.80
$18.60
$18.40
$18.20
$18.00
$17.80
$17.60
$17.40
$17.20
$17.00
$16.80
$16.60
PPA/PTA
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
Traffic
2014 Q2
2014 Q3
2014 Q4
2015 Q1
2015 Q2
2015 Q3
2015 Q4
2016 Q1
2016 Q2
2016 Q3
2016 Q4
2017 Q1
PPA/PTA
Traffic

Source: Black Box Intelligence


INSTEAD OF RISKING ANYTHING NEW,
LET'S PLAY IT SAFE BY CONTINUING OUR
SLOW DECLINE INTO OBSOLESCENCE.
TOM
FISH
BURNE

“MY DESTINATION IS NO LONGER A PLACE, RATHER A NEW WAY OF SEEING.”

– *Marcel Proust*

UNDER CONSIDERATION

NEW WAYS WITHIN THE EXISTING FOUR WALLS

- Heart of the house revamp
- Redefine full service for the next generation
- Individualize experience to guest occasion and location

UNDER CONSIDERATION

NEW WAYS BEYOND THE EXISTING FOUR WALLS

- Differentiated delivery that is economically viable
- Production kitchens to infill and open up new territories
- Unique partnerships that enable us to reach more guests
- Large party Off-Premise
- And more...

IN THE END?

Red Robin®

GOURMET BURGERS AND BREWS

[redacted]

Red Robin Analyst & Investor Day

Q&A


Q
A